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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 14, 1999

                             KEYSTONE PROPERTY TRUST
             (Exact Name of Registrant as Specified in its Charter)

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           Maryland                   1-12514                    84-1246585
       (State or Other              (Commission                 (IRS Employer
       Jurisdiction of              File Number)             Identification No.)
        Incorporation)
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                         200 Four Falls Corporate Center
                                    Suite 208
                           West Conshohocken, PA 19428
               (Address of Principal Executive Offices)(Zip Code)


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               Registrant's telephone number, including area code:
                                 (484) 530-1800
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On December 15, 1999, Keystone Property Trust ("Keystone"), through Keystone Operating Partnership, L.P. (the "Operating Partnership"), a limited partnership of which Keystone is the sole general partner and in which Keystone owns an interest of approximately 55.5% after the consummation of the transaction discussed herein, announced in a press release attached hereto as Exhibit 99.1 and incorporated herein by reference, the acquisition on December 15, 1999 of 407,100 square foot bulk distribution warehouse located in Carlisle, PA for approximately $16.0 million (the "Roadway Property"). The purchase price was funded through the issuance of $1.4 million in Operating Units from the Operating Partnership valued at $15.26 per unit, a $12.0 million 6-year term loan from the Prudential Insurance Company of America and cash payments of approximately $2.5 million. The Roadway Property was constructed in 1988 and is fully leased to Dana Corporation under a lease that expires in February, 2009. The Roadway Property has an 8-acre pad site which is fully entitled for a 150,000 square foot expansion.

The Roadway Property was purchased from a private investment partnership controlled by Jeffrey E. Kelter, Keystone's President and Chief Executive Officer and certain other employees of the Company. An affiliate of Keystone has managed the building since its purchase in January 1997. The terms of the acquisition were approved by a special subcommittee of Keystone Property Trust's Board of Directors formed specifically to review this related-party transaction. The Company based its determination of the purchase price of these properties on the expected cash flow, physical condition, location, competitive advantages, existing tenancies, and opportunities to retain and attract tenants.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  None.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  None.

         (c)      EXHIBITS

         10.1 Agreement of Transfer and Contribution of Partnership Interest by and among PSPI, Inc. and Jeffrey E. Kelter, John B. Begier, Charles C. Lee, J. Harold Shannon, and Stephen J. Butte and Keystone Operating Partnership, L.P.

         99.1     Press Release dated December 15, 1999.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           KEYSTONE PROPERTY TRUST

Date:    December 20, 1999        By       /s/ JEFFREY E. KELTER
                                           ---------------------
                                           Jeffrey E. Kelter
                                           President and Chief Executive Officer

Date:    December 20, 1999        By       /s/ TIMOTHY A. PETERSON
                                           -----------------------
                                           Timothy A. Peterson
                                           Executive Vice President, Chief
                                           Financial Officer

Date:    December 20, 1999        By       /s/ TIMOTHY E. MCKENNA
                                           ----------------------
                                           Timothy E. McKenna
                                           Vice President Finance and Treasurer
                                           (Principal Accounting Officer)